UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) October 17, 2005


                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


                000-32475                           84-1408762
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       (Commission File Number)          (IRS Employer Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California        90067-2320
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        (Address of Principal Executive Offices)                   (Zip Code)


                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)


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

Section 8. Other Events

Item 8.01 Other Events

Astrata Group Incorporated announced today announced that it will release its financial results for second quarter ended August 31, 2005 on Wednesday, October 19, 2005, and that its management will host a conference call on Wednesday, October 19, 2005 at 12 noon EDT (9 a.m. PDT) to discuss its financial results and achievements.

Today, the company filed its Quarterly Report on Form 10-QSB for its second quarter.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

      Item 99.1 - Press Release dated October 17, 2005.


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

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2005                  ASTRATA GROUP INCORPORATED


                                         By: /s/ Trevor Venter
                                             -----------------------------------
                                             Trevor Venter
                                             Chief Executive Officer


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